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                                 EXHIBIT 10.3(a)

                          FIRST AMENDMENT TO AGREEMENT



         This First Amendment to Agreement (this "First Amendment"), is made by and between Atrix Laboratories, Inc., a Delaware corporation ("Atrix") with its principal place of business at 2579 Midpoint Drive, Fort Collins, Colorado 80525-4417 and Block Drug Corporation, a New Jersey corporation ("Block") with its principal place of business at 105 Academy Street, Jersey City, New Jersey 07302-9988, as of this 10th day of June 1997, with respect to that certain Agreement dated as of December 16, 1996 (the "Agreement") between Atrix and Block. The parties now desire to amend the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Agreement as follows:

1. Section 2.02 of the Agreement is hereby amended in its entirety to read as follows:

                  Section 2.02 International Option. Block shall have the option to acquire from Atrix an exclusive license in each country in Group I, II and III, on a country by country basis, to market, promote, advertise, distribute and commercialize Atridox(TM) upon the payment of the following option fees (the "Option Fees") on or before July 31, 1997:

                  (a)      [**] per country for each Group I country;

                  (b)      [**] per country for each Group II country; and

                  (c)      [**] per country for each Group III country.

         Failure by Block to exercise the option by payment of the Option Fees shall be deemed to be the termination of that part of the option for which the Option Fees were not paid.

2. All capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Agreement.

3. Except as expressly modified by the terms hereof, the terms and provisions of the Agreement shall remain in full force and effect as originally written.



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**       Confidential Treatment Requested by Atrix on March 23, 1999.



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4.       Signatures on this First Amendment may be communicated by facsimile transmission and shall be binding upon the parties transmitting the same by facsimile transmission. Counterparts with original signatures shall be provided to the other party within five (5) days of the applicable facsimile transmission, provided, however, that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this First Amendment. If executed in counterparts, this First Amendment will be as effective as if simultaneously executed.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.



ATRIX LABORATORIES, INC.


By       /s/ John E. Urheim
  ------------------------------------
         John E. Urheim, Vice Chairman
         and Chief Executive Officer

Dated:  June 19, 1997.


BLOCK DRUG CORPORATION


By       /s/ David J. Schuman
  ------------------------------------
         David J. Schuman,
         Assistant Secretary

Dated:  June 10, 1997.



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STATE OF COLORADO )
                  ) ss.
COUNTRY OF USA    )

         The above and foregoing was acknowledged before me by John E. Urheim, Vice Chairman and Chief Executive Officer of Atrix Laboratories, Inc. on the 19th day of June, 1997.

         Witness my hand and official seal.


                           /s/ Joy N. Batley
                           --------------------
                           Notary Public

My commission expires:  9/6/99


STATE OF NEW JERSEY        )
                           ) ss.
COUNTRY OF USA             )

         The above and foregoing was acknowledged before me by David J. Schuman, Assistant Secretary of Block Drug Corporation on the 10th day of June, 1997.

         Witness my hand and official seal.


                           /s/ Kellyann Zwarycz
                           ------------------------
                           Notary Public

My Commission expires:  April 26, 2000